UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2026, Virtuix Holdings Inc. (the “Company”) entered into Amendment No. 1 to each of the following warrants to purchase shares of Class A Common Stock (collectively, the “Warrant Amendments”) with Streeterville Capital, LLC (the “Investor”):

●	Amendment No. 1 to the Warrant to Purchase Shares of Class A Common Stock, dated as of August 25, 2025 (the “Debt Financing Warrant”);

●	Amendment No. 1 to the Equity Financing Warrant issued pursuant to the Securities Purchase Agreement dated August 25, 2025 (the “Equity Financing Warrant”);

●	Amendment No. 1 to the Warrant to Purchase Shares of Class A Common Stock, dated as of October 30, 2025 (the “Second Debt Financing Warrant”); and

●	Amendment No. 1 to the Warrant to Purchase Shares of Class A Common Stock, dated as of December 19, 2025 (the “Third Debt Financing Warrant”).

The Warrant Amendments modify the exercise price of each of the above warrants to provide for a reduced exercise price of $6.00 per Warrant Share for any exercise occurring during the period commencing on February 9, 2026, and ending on March 11, 2026 (the “Reduced Exercise Price Period”). Following the expiration of the Reduced Exercise Price Period, the exercise price will revert to the Nasdaq Valuation Price as set forth in the original warrants.

All other terms and conditions of the warrants remain unchanged and in full force and effect.

The foregoing description of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each Warrant Amendment, copies of which are filed as Exhibits 4.1, 4.2, 4.3, and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(d) Exhibits

4.1	Amendment No. 1 to Warrant to Purchase Shares of Class A Common Stock (Debt Financing Warrant), dated February 9, 2026
4.2.	Amendment No. 1 to Warrant to Purchase Shares of Class A Common Stock (Equity Financing Warrant), dated February 9, 2026
4.3	Amendment No. 1 to Warrant to Purchase Shares of Class A Common Stock (Second Debt Financing Warrant), dated February 9, 2026
4.4	Amendment No. 1 to Warrant to Purchase Shares of Class A Common Stock (Third Debt Financing Warrant), dated February 9, 2026
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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